UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                         Date of Report: April 16, 2002


                  ReliaStar Life Insurance Company of New York
                                    (formerly
            First Golden American Life Insurance Company of New York)
             (Exact name of registrant as specified in its charter)




State of Incorporation    Commission File Numbers      IRS Employer I.D. No.

   New York              '33 Act Number: 333-75938       # 13-3919096
                 (ReliaStar Life Insurance Company of New York)
                            '33 Act Number: 333-77385
           (First Golden American Life Insurance Company of New York)




1000 Woodbury Road, Suite 102
Woodbury, NY                                                  11797
(Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code 800-963-9539.

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This filing is made in accordance with Item 5 of Form 8-K: Other Events and
Regulation FD Disclosure

Effective at 12:01 a.m. on April 1, 2002, First Golden American Life Insurance Company of New York ("Registrant") was merged into ReliaStar Life Insurance Company of New York ("RLNY"). Because both Registrant and RLNY are ultimately owned by ING Groep, NV., to the knowledge of management, a change in control of the Registrant has not occurred.

ReliaStar Life Insurance Company ("ReliaStar"), the parent of Security-Connecticut Life Insurance Company ("Security-Connecticut"), which owns 100% of the shares of RLNY, paid to Golden American Life Insurance Company ("Golden American"), the former parent of Registrant, the preliminary merger consideration of $27,695,024.00 in exchange for 100% of the shares of Registrant. Golden American is an affiliated company of ReliaStar. On or prior to May 15, 2002, Golden American will deliver to ReliaStar the final financial statements of First Golden for the first quarter of 2002. The fair market value of First Golden as determined by the first quarter financial statement will be the final merger consideration. To the extent that the final merger consideration is greater than the preliminary merger consideration, ReliaStar will pay to Golden American such difference in cash within five business days of the date the first quarter financial statement are delivered to ReliaStar. To the extent that the amount paid as preliminary merger consideration is greater than or equal to the final merger consideration, such preliminary merger consideration amount will be deemed to be the final merger consideration.

The 1,377,863 shares of RLNY were not converted or exchanged as a result of the merger, but, at said time, all 1,377,863 shares became and were deemed to be shares of the surviving company. Each issued and outstanding share of Registrant immediately prior to the merger was, by virtue of the merger, no longer outstanding, was cancelled and retired, and ceased to exist.

The officers and directors of RLNY in office at the effective time of the merger have continued in office and are the directors and officers of the surviving company for the terms for which such persons were elected and until their successors are elected or appointed and qualified.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                  ReliaStar Life Insurance Company of New York
                                    (formerly
            First Golden American Life Insurance Company of New York)
                                  (Registrant)


                                    /s/David L. Jacobson
Date: April 16, 2002                ---------------------------
                                           (Signature)